Exhibit 10.1
FIFTH AMENDMENT AND CONSENT
     THIS FIFTH AMENDMENT AND CONSENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of November 7, 2008 by and among each of the persons listed on the signature pages hereof as banks (the “Banks”), Crosstex Energy, L.P., a Delaware limited partnership (the “Borrower”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).
ARTICLE I
BACKGROUND
     A. The Banks, the Administrative Agent and the Borrower are parties to that certain Fourth Amended and Restated Credit Agreement dated as of November 1, 2005, as amended by the First Amendment dated as of February 24, 2006, the Second Amendment dated as of June 29, 2006, the Third Amendment dated as of March 28, 2007 and the Fourth Amendment dated as of September 19, 2007 (as so amended, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.
     B. Crosstex Seminole Gas, L.P. (“Crosstex Seminole”), a Subsidiary of the Borrower and a Guarantor, owns an undivided 12.4% interest (the “Seminole Plant Interest”) in a certain gas processing plant known as the Seminole Gas Processing Plant (previously known as the Seminole CO2 Recovery Plant) and as described in that certain Unit Agreement which is recorded in Volume 189, Page 559 of the Oil and Gas Records of Gaines County, Texas.
     C. Crosstex Seminole intends to sell the Seminole Plant Interest in exchange for Net Cash Proceeds (calculated without subtracting taxes paid or reasonably estimated to be payable as a result of such sale) equal to at least $75,000,000.00 (the “Seminole Plant Sale”).
     D. The Seminole Plant Sale is prohibited under Section 6.04 of the Credit Agreement.
     E. The Borrower has requested, and the Banks have agreed, to consent to the Seminole Plant Sale and to make certain amendments to the Credit Agreement, each as provided for herein.
ARTICLE II
AGREEMENT
     NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

     Section 1. Amendments. The Credit Agreement is hereby amended as follows:
          (a) The definition of “Acquisition Adjustment Period” in Section 1.01 of the Credit Agreement is hereby amended by replacing “the Second Amendment Effective Date” with “December 31, 2010”.
          (b) The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing “if at any time during an Acquisition Adjustment Period, the Leverage Ratio is greater than 4.50 to 1.00, then the Applicable Margin shall be, with respect to Eurodollar Rate Advances, 2.00% and with respect to Reference Rate Advances, 0.50%” with “if at any time during an Acquisition Adjustment Period, the Leverage Ratio is greater than 4.50 to 1.00, then the Applicable Margin shall be, with respect to Eurodollar Rate Advances, 3.25% and with respect to Reference Rate Advances, 2.25%” and (ii) replacing the pricing grid in its entirety as follows:

	Eurodollar Rate	Reference Rate	Commitment	Letter of
Leverage Ratio	Advances	Advances	Fees	Credit Fees
= 4.25	3.00%	2.00%	0.500%	3.00%
= 3.75 and < 4.25	2.75%	1.75%	0.500%	2.75%
= 3.25 and < 3.75	2.25%	1.25%	0.375%	2.25%
= 2.75 and < 3.25	2.00%	1.00%	0.300%	2.00%
= 2.25 and < 2.75	1.75%	0.75%	0.250%	1.75%
< 2.25	1.50%	0.50%	0.200%	1.50%
          (c) The definition of “EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing “For purposes of calculating the Leverage Ratio only” with “For purposes of calculating (x) the Leverage Ratio and (y) for any period ending prior to the Fifth Amendment Effective Date, the Interest Charge Coverage Ratio” and (ii) adding the following paragraph to the end of such definition:
Notwithstanding the foregoing, such pro forma adjustments to EBITDA (x) for the periods of calculation ending December 31, 2008 and March 31, 2009 shall be limited to 20% of the total actual EBITDA for such period, (y) for the period of calculation ending June 30, 2009 shall be limited to 15% of the total actual EBITDA for such period and (z) for periods of calculation ending thereafter, shall be limited to 10% of the total actual EBITDA for such period, in each case, which total actual EBITDA shall be determined without including any such pro forma adjustments to EBITDA.
          (d) The definition of “Interest Expense” in Section 1.01 of the Credit Agreement is hereby amended by inserting “prior to the Fifth Amendment Effective Date” immediately after “on a pro forma basis at any time”.

          (e) The definition of “Reference Rate” in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:
     “Reference Rate” means for any day a fluctuating rate per annum equal to the highest of the following, in each case, to the extent determinable by the Administrative Agent: (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Eurodollar Rate with respect to Interest Periods of one month determined as of approximately 11:00 a.m. (London time) on such day plus 1.50% and (c) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
          (f) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in their appropriate alphabetical order:
     “Defaulting Bank” means any Bank that (a) has failed to fund any portion of the Advances or L/C Advances required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder unless such failure has been cured, (b) has otherwise failed to pay over to the Administrative Agent, the Collateral Agent, the Issuing Bank or any other Bank any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute or unless such failure has been cured, or (c) has been deemed insolvent or become the subject of a bankruptcy or other similar proceeding.
     “Fifth Amendment Effective Date” means November 7, 2008.
     “Impacted Bank” means (a) any Bank that is a Defaulting Bank and (b) any Bank as to which (i) the Borrower, the Administrative Agent or the Issuing Bank has a good faith belief that such Bank has defaulted in fulfilling its obligations under one or more other syndicated credit facilities or (ii) an entity that controls such Bank has been deemed insolvent or become subject to a bankruptcy or other similar proceeding.
          (g) Section 2.13(a)(iii)(C) of the Credit Agreement is hereby restated in its entirety as follows:
     (C) if a default of any Bank’s obligations to fund under Section 2.13(c) exists or any Bank is at such time an Impacted Bank hereunder, unless the Issuing Bank has entered into arrangements satisfactory to the Issuing Bank with the Borrower or such Bank to eliminate the Issuing Bank’s risk with respect to such Bank.

          (h) Section 2.14 of the Credit Agreement is hereby amended by replacing “Defaulting Bank” with “Impacted Bank”.
          (i) Section 6.13 of the Credit Agreement is hereby amended by replacing “3.00 to 1.00” with “2.50 to 1.00”.
          (j) Section 6.14(a) of the Credit Agreement is hereby restated in its entirety as follows:
     (a) If no Unsecured Note Indebtedness is outstanding on the applicable date of determination, the Borrower shall not, as of the end of any fiscal quarter, permit the Leverage Ratio for the Borrower and its Subsidiaries on a Consolidated basis to be greater than (i) 5.00 to 1.00 for any fiscal quarter ending during the period commencing on the Fifth Amendment Effective Date and ending June 30, 2009, (ii) 4.75 to 1.00 for the fiscal quarter ending September 30, 2009, and (iii) 4.50 to 1.00 for any fiscal quarter ending thereafter; provided, however, that, for any fiscal quarter ending after December 31, 2010, during an Acquisition Adjustment Period, the maximum permitted Leverage Ratio shall be increased by 0.50 to 1.00 from the otherwise applicable ratio set forth above.
          (k) Section 6.14(b) of the Credit Agreement is hereby amended by (i) replacing “5.50 to 1.00” with “5.25 to 1.00” and (ii) inserting “, for any fiscal quarter ending after December 31, 2010,” immediately after “provided, however, that”.
          (l) Section 6.14(c) of the Credit Agreement is hereby amended by (i) replacing “4.50 to 1.00” with “4.25 to 1.00” and (ii) inserting “, for any fiscal quarter ending after December 31, 2010,” immediately after “provided, however, that”.
     Section 2. Consent. The Banks hereby consent to (a) the amendment of the Note Agreement pursuant to the Waiver and Letter Amendment No. 3 to Amended and Restated Note Purchase Agreement, substantially in the form attached hereto as Exhibit A (the “Note Agreement Amendment”) and (b) the Seminole Plant Sale and the release of the Seminole Plant Interest from the Lien of the Collateral Agent under the Credit Documents contemporaneously with the consummation of the Seminole Plant Sale and agree (i) that the Seminole Plant Sale shall not constitute a Default or Event of Default under the Credit Agreement as a result of a violation of Section 6.04 of the Credit Agreement and (ii) that the consideration for the Seminole Plant Sale shall not be included in the calculation of the limitation on dispositions in Section 6.04(g) of the Credit Agreement; provided that (x) the Seminole Plant Sale is consummated on or before January 31, 2009 on terms and conditions reasonably satisfactory to the Administrative Agent and (y) the Net Cash Proceeds of the Seminole Plant Sale are used to prepay the Advances to the extent required by Section 2.04(b)(ii) of the Credit Agreement. Such consent is limited to the extent described herein and shall not be construed to be a consent to or a permanent waiver of Section 6.04 of the Credit Agreement or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Credit Documents. The Administrative Agent, the Collateral Agent and the Banks reserve the right to exercise any rights and remedies available to them in connection with any present or future Defaults or Events of Default with respect to the Credit Agreement or any other provision of any Credit Document.

     Section 3. Conditions Precedent. The amendment to the Credit Agreement in Section 1(c)(i) shall become effective as of November 1, 2005 and the other amendments to the Credit Agreement in Section 1 and the consent under the Credit Agreement in Section 2 shall become effective as of the date first set forth above upon the satisfaction of the following conditions precedent:
          (a) The Administrative Agent shall have received each of the following:
               (1) this Amendment, duly executed by the Borrower, the Majority Banks, the Administrative Agent and the Collateral Agent;
               (2) the acknowledgment attached to this Amendment, duly executed by each Guarantor; and
               (3) an executed copy of the Note Agreement Amendment.
          (b) The Borrower shall have paid the fees required by the Fee Letter dated as of November 7, 2008 between the Borrower and the Agent and all costs and expenses that have been invoiced and are payable pursuant to Section 9.04 of the Credit Agreement.
     Section 4. Representations and Warranties. The Borrower represents and warrants to the Banks, the Administrative Agent and the Collateral Agent as set forth below:
          (a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s legal powers, have been duly authorized by all necessary partnership action and do not (i) contravene the Borrower Partnership Agreement, (ii) violate any applicable Governmental Rule, the violation of which could reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust or lease, or any other contract or instrument binding on or affecting the Borrower or any Subsidiary or any of their respective properties, the conflict, breach or default of which could reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower, other than Liens permitted by the Credit Agreement.
          (b) No Governmental Action is required for the due execution, delivery or performance by the Borrower of this Amendment.
          (c) Assuming due execution and delivery by the Majority Banks, the Administrative Agent and the Collateral Agent, this Amendment constitutes legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity).
          (d) The execution, delivery and performance of this Amendment do not adversely affect the enforceability of any Lien of the Security Documents.

          (e) The quarterly and annual financial statements most recently delivered to the Banks pursuant to Sections 5.01(c) and (d) of the Credit Agreement fairly present in all material respects the Consolidated financial condition of the Borrower and its Subsidiaries as of the respective dates thereof and the Consolidated results of the operations of the Borrower and its Subsidiaries for the respective fiscal periods ended on such dates, all in accordance with GAAP applied on a consistent basis (subject to normal year-end audit adjustments and the absence of footnotes in the case of the quarterly financial statements). Since December 31, 2007, no Material Adverse Effect has occurred. The Borrower and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.
          (f) There is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Person, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.
          (g) The representations and warranties made by the Borrower and the Guarantors contained in Article IV of the Credit Agreement and in each of the other Credit Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of such date, other than any such representations or warranties that, by the their terms, refer to a specific date, in which case as of such specific date.
          (h) No event has occurred and is continuing, or would result from the effectiveness of this Amendment, which constitutes a Default.
     Section 5. Covenant. As soon as available and in any event prior to the consummation of the Seminole Plant Sale, the Borrower shall provide the Administrative Agent with an executed copy of the purchase and sale agreement between Crosstex Seminole and the purchaser of the Seminole Plant Interest providing for the Seminole Plant Sale in form and substance reasonably acceptable to the Administrative Agent.
     Section 6. Reference to and Effect on the Credit Agreement.
          (a) On and after the effective date of this Amendment each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.
          (b) Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Credit Documents.
          (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

     Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.
     Section 8. Governing Law; Binding Effect. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, and shall be binding upon the Borrower, the Administrative Agent, the Collateral Agent, each Bank and their respective successors and assigns.
     Section 9. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.
     THIS WRITTEN AMENDMENT AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Remainder of this page blank; signature pages follow]

     Executed as of the date first set forth above.

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, L.P., General Partner

By:	Crosstex Energy GP, LLC, General Partner

By:	/s/ Michael Garberding

Name:	Michael Garberding

Title:	Vice President — Finance

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

Each of the undersigned, as guarantors under the Second Amended and Restated Subsidiary Guaranty dated as of November 1, 2005 (the “Guaranty”), hereby (a) consents to this Amendment, and (b) confirms and agrees that the Guaranty is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Amendment each reference in the Guaranty to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

CROSSTEX ENERGY SERVICES, L.P. By: Crosstex Operating GP, LLC, its general partner
By:	/s/ Michael Garberding
	Name:	Michael Garberding
	Title:	Vice President — Finance

CROSSTEX OPERATING GP, LLC CROSSTEX ENERGY SERVICES GP, LLC CROSSTEX LIG, LLC CROSSTEX TUSCALOOSA, LLC CROSSTEX LIG LIQUIDS, LLC CROSSTEX PROCESSING SERVICES, LLC CROSSTEX PELICAN, LLC
By:	/s/ Michael Garberding
	Name:	Michael Garberding
	Title:	Vice President — Finance

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

CROSSTEX ACQUISITION MANAGEMENT, L.P.
CROSSTEX MISSISSIPPI PIPELINE, L.P.
CROSSTEX SEMINOLE GAS, L.P.
CROSSTEX ALABAMA GATHERING SYSTEM, L.P.
CROSSTEX MISSISSIPPI INDUSTRIAL GAS SALES, L.P.
CROSSTEX GULF COAST TRANSMISSION LTD.
CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG GATHERING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX CCNG TRANSMISSION LTD.
CROSSTEX TREATING SERVICES, L.P.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By: Crosstex Energy Services GP, LLC, general partner
of each above limited partnership

By:	/s/ Michael Garberding
	Name:	Michael Garberding
	Title:	Vice President — Finance

SABINE PASS PLANT FACILITY JOINT VENTURE By: Crosstex Processing Services, LLC, as general partner, and By: Crosstex Pelican, LLC, as general partner
By:	/s/ Michael Garberding
	Name:	Michael Garberding
	Title:	Vice President — Finance

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, a Bank and an Issuing Bank
By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

UNION BANK OF CALIFORNIA, N.A.
By:	/s/ Timothy Brendel
	Name:	Timothy Brendel
	Title:	Assistant Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

SUNTRUST BANK
By:	/s/ Carmen Malizia
	Name:	Carmen Malizia
	Title:	Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

BMO CAPITAL MARKETS FINANCING, INC.
By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Shannan Townsend
	Name:	Shannan Townsend
	Title:	Director

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH
By:	/s/ Yoram Danker
	Name:	Yoram Danker
	Title:	Managing Director

By:	/s/ Miriam Trautmann
	Name:	Miriam Trautmann
	Title:	Director

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

BNP PARIBAS
By:	/s/ Larry Robinson
	Name:	Larry Robinson
	Title:	Director

By:	/s/ Gregory E. George
	Name:	Gregory E. George
	Title:	Managing Director

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

CITIBANK, N.A.
By:	/s/ David E. Hunt
	Name:	David E. Hunt
	Title:	Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

THE BANK OF NOVA SCOTIA
By:
Name:
Title:

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

SCOTIABANC INC.
By:
Name:
Title:

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

ROYAL BANK OF CANADA
By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

FORTIS CAPITAL CORP.
By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

GUARANTY BANK
By:	/s/ Christopher S. Parada
	Name:	Christopher S. Parada
	Title:	Senior Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

JPMORGAN CHASE BANK, N.A.
By:	/s/ Kenneth J. Fatur
	Name:	Kenneth J. Fatur
	Title:	Managing Director

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

NATIXIS
By:	/s/ Daniel Payer
	Name:	Daniel Payer
	Title:	Director

By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

WELLS FARGO BANK, N.A.
By:
Name:
Title:

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

KEY BANK, N.A.
By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	AVP

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

COMERICA BANK
By:	/s/ Rebecca Wilson
	Name:	Rebecca Wilson
	Title:	Assistant Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

SUMITOMO MITSUI BANKING CORPORATION
By:
Name:
Title:

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

SOCIETE GENERALE
By:	/s/ Stephen W. Warfel
	Name:	Stephen W. Warfel
	Title:	Managing Director

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

STERLING BANK
By:	/s/ Jeff Forbis
	Name:	Jeff Forbis
	Title:	Senior Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

COMPASS BANK
By:	/s/ Greg Determann
	Name:	Greg Determann
	Title:	Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

BANK OF SCOTLAND
By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Senior Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

NATIONAL CITY BANK
By:	/s/ Tom Garbach
	Name:	Tom Garbach
	Title:	Vice President

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK BA “RABOBANK NEDERLAND” NEW YORK BRANCH
By:	/s/ Jeff P. Geisbauer
	Name:	Jeff P. Geisbauer
	Title:	Vice President

By:	/s/ Rebecca O. Morrow
	Name:	Rebecca O. Morrow
	Title:	Executive Director

Signature Page to Fifth Amendment and Consent
Crosstex Energy, L.P.

EXHIBIT A
Note Agreement Amendment
See attached.